Exhibit 99.1

Investor Presentation
KeyBanc Capital Markets
2012 Basic Materials & Packaging Conference
September 12, 2012

Forward-Looking Statements
Certain statements provided in this presentation, including those that express a belief, expectation or intention and those that are not of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve a number of risks and uncertainties and are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in filings made by U.S. Concrete, Inc. (the Company) with the Securities and Exchange Commission, including the Companys Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent Quarterly Reports.

The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly on them. Many of these forward-looking statements are based on expectations and assumptions about future events that may prove to be inaccurate. The Companys management considers these expectations and assumptions to be reasonable, but they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Companys control. The Company undertakes no obligation to update these statements unless required by applicable securities laws.

Company Overview

Top 10 Producer of
Ready-Mixed Concrete in the U.S.
Ready-mixed concrete
4.0 million cubic yards in 2011
95 fixed and 12 portable concrete plants
Leading market position in 4 regions
Aggregates
7  aggregate and sand and gravel operations
1 recycle aggregate facility

Revenue by Business Segment
($ millions)
2010 Revenue
$56
$400
2011 Revenue
$67
$428
Note:  Ready-mixed and related products revenue net of intercompany sales

Broad Geographic Footprint
Headquarters relocated to Dallas area on July 1, 2012.
FIXED READY-MIXED
PRECAST
AGGREGATES
RECYCLED AGGREGATES
Corporate Headquarters

Quality Asset Base
107 ready mixed concrete plants produced 4.0 million cubic yards of concrete in 2011
Over 60 million tons of owned and leased reserves
2 precast concrete plants generated $24 million of revenue in 2011
800+ ready-mixed concrete trucks
1 aggregate recycle operation
$29 million book value of owned real estate

Performance Summary Analysis
(in millions, except ASP)
Consolidated Revenue, Adjusted EBITDA and ASP Trend
Adj. EBITDA & ASP
Revenue
Note:  2006  2007 includes Michigan revenue, Adjusted EBITDA and Ready-mixed ASP.  See Slide 29 for Discussion and reconciliation of Non-GAAP Financial Measures

Ready-Mixed Revenue by Market Segment
Ready-Mixed Only

Ready-Mixed Top Line Drivers

Improved Year-Over-Year Performance
(in millions)
Consolidated Revenue
Consolidated Adjusted EBITDA
Up 41.2% YOY
Up 16.2% YOY
Up $10.2mm YOY
Up $1.6mm (26.2%) YOY

Consolidated Statements of Operations
(in thousands, except per share amounts)
Note:  See Slide 30 for reconciliation of Non-GAAP Financial Measures

Consolidated Balance Sheets

Cumulative Statements of Cash Flow

Industry Overview

Large, Fragmented Market
Over $48.5 billion in annual revenue
More than 1,700 independent ready-mixed concrete producers
More than 2,800 precast concrete manufacturers
Increasing vertical integration among cement, aggregates and concrete producers

Ready-Mixed Concrete End Use Markets
Commercial and industrial sectors generate higher margins
Streets and highways often self-performed by construction companies
Total U.S. Market

Company Strategy and Focus

Our Mission, Values and Principles
Our Mission is to become the preferred provider of ready-mix concrete and aggregate products in  selective markets we serve
Safety
Integrity
Operational Excellence
Sustainability
Environmental Stewardship
Innovation
Quality
Productivity
Customer Resource
The Strategic Plan supports the Companys Mission and Core Values and is tied to its Operating Principles and annual incentive plan

Our Focus Today
Continue to aggressively manage through current economic cycle
Closely monitor liquidity
Limit capital spending to internally generated cash flow
Evaluate assets, business units and opportunities
Ensure assets are delivering appropriate returns
Develop plan to improve or divest of underperforming operations
Stick to our knitting
Maximize value of our existing operations
Focus on value-added products, customer service, operating efficiency and price leadership
Pursue Strategic Development Opportunities
Look to businesses that enhance existing position
Utilize creative structures to limit capital investment required

USCR Competitive Advantage
National Support
Strong Leadership
Operating excellence
Group-wide sourcing
Central IT & support
Focused R&D
Selected Regional Franchises
Healthy regional economies
Vertically integrated synergies
Best practice execution
Concentrated Purchasing Power
Local Presence
Deep market knowledge
Fast & flexible delivery
Customer relationships
High end product offering
Success
Superior returns
Excellent reputation
Supplier of choice
Accelerated growth potential
Large company resources  local company entrepreneurship

Industry Realities
Significant Changes at USCR
Increased decentralization
Tighter control over pricing by GMs
Reduced corporate office overhead
Increased vertical integration
Increased focus on product development
Increased focus on aggregate strategy
Important Changes in the Marketplace
Growing demand in Green market
Continued over capacity in ready-mixed market
Slow economic growth during planning horizon
Noteworthy Changes in the Competitive Environment
Increased downstream vertical integration of cement producers
Strategic acquirers remain on the sideline
Some smaller competitors reaching capitulation
Need for pricing discipline by publicly traded materials companies
Summary
Volume and EBITDA have exhibited robust growth in H1 2012
Future will involve slow volume growth and more EBITDA growth
Corporate overhead not supportable at this level of profitability
Adding key operating managers will materially improve performance

Change the Point of Sale
Owner/Developer
Construction Buying Hierarchy
Architect
Engineer
General contractor
Concrete contractor
Concrete Supplier
Targeted Point of Sale
Provides opportunity to promote value and service
Change specification to our advantage
Differentiate from the competition
While price remains a factor, limits competitors
Benefits
Sale based on value, not price
Realize higher margins
Enhance customer loyalty
Traditional Industry Point of Sale
Purchasing decision based on relationships, quality, on-time delivery
Price is the overriding deciding factor
Highly competitive
Limited opportunity to differentiate product or service

Sustainable Development Today
Sustainable construction is not a passing fad
Membership in the U.S. Green building Council has increased from fewer than 100 to over 18,000 in the past decade
Over 155,000 building professionals are LEED certified
Demand for green building materials is forecasted to grow at an accelerated rate

LEED Certified Structures

Demand for Sustainable Construction Materials
Projected US Green Building Market Value
CAGR 2010 to 2015 = 19.5%
CAGR to 2015 = 19.5%
Source: Environmental Leader Business News

Benefits of Our Sustainable Strategy
Increase product demand
Sustainable demand to grow at a higher rate
Increase revenue and profit per yard
Higher priced value-added products drive margins
Reduce raw material cost per yard
Lower cost of cement alternatives
Differentiate Company from competition
Cement companies remain focused on core cement
Create competitive advantage
First mover offering solution to owners

Conclusions
Short-term actions will provide organic growth through 2014 despite no meaningful economic recovery
Execute an extremely disciplined regional price leadership strategy
Refocus efforts on improved aggregate tactical operational plan
Aggressively restructure business into more decentralized model
More local ownership of results
Think like owners/entrepreneurial spirit
Smaller corporate staff in full facilitation/support role
Pursue aggressive R&D efforts to develop and market Green products.
Seek out value added, bolt-on acquisitions in existing markets and potential divestitures in underperforming segments.

Disclosure of Non-GAAP Financial Measures
U.S. CONCRETE, INC.
ADDITIONAL STATISTICS
(In thousands, unless otherwise noted; unaudited)
  We report our financial results in accordance with generally accepted accounting principles in the United States (GAAP). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the following table for presentations of our adjusted EBITDA, adjusted EBITDA margin for the years 2006  through 2011 and the first six months of 2011 and 2012.
We define adjusted EBITDA as our net income (loss) from continuing operations plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, reorganization costs, noncash impairments, noncash loss on asset sales, derivative (income) loss, expenses related to the departure of our former CEO, expenses related to the relocation of our corporate headquarters, less gain on purchase of senior notes. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total revenue.  We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures.  In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report.
Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

Reconciliation of Non-GAAP Financial Measures

Investor Presentation
KeyBanc Capital Markets
2012 Basic Materials & Packaging Conference
September 12, 2012